COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES
18.	COMMITMENTS AND CONTINGENCIES

Contingent Consideration

See Note 3 for a description of contingent consideration liabilities resulting from our 2011 acquisitions of CSP and CTS. See Note 23 for an estimate of the fair values of those liabilities and a description of how we estimate those fair values.

Operating Leases

We lease certain equipment, automobiles and other assets under cancelable and non-cancelable operating leases. Expenses associated with these leases totaled $171,000 and $37,000 in 2011 and 2010, respectively.

Included in these leases is a market-based, related-party lease which CSP assumed in conjunction with the business combination discussed in Note 3. CSP entered into the lease with an entity controlled by one of our stockholders for industrial-use property located in Bound Brook, New Jersey, U.S.A. The lease ends on August 31, 2016, with extension options available, and requires lease payments of $24,000 per month from September 1, 2011 through August 31, 2013; thereafter the monthly lease payments will be adjusted to reflect the changes of average cost per square foot as reported by Newmark Knight and Frank in their 2nd Quarter New Jersey Industrial Market Report, Average Asking Rate for Somerset County.

Future minimum lease payments under non-cancelable lease obligations at December 31, 2011 are as follows (all amounts in thousands):

Year Ending December 31,
2012 (1)	$430
2013	363
2014	339
2015	310
2016	192
Thereafter	—
$1,634

(1)	Includes the estimated related-party lease payments of the $36,000 described in Note 10.

Legal

Civil Action No. 06-706 in Superior Court of the Commonwealth of Massachusetts

On January 23, 2006, before we owned CTI, the former owners of CTI (from whom we purchased CTI) (the “Former Owners”) acquired all of the outstanding capital stock of Omniglow Corporation (the “Transaction”) and changed the name of the company to Cyalume Technologies, Inc. Prior to, or substantially simultaneously with, the Transaction, CTI sold certain assets and liabilities related to Omniglow Corporation’s novelty and retail business to certain former Omniglow Corporation stockholders and management (“the Omniglow Buyers”). This was done because CTI sought to retain only the Omniglow Corporation assets and current liabilities associated with its government, military and safety business. During 2006, CTI and the Omniglow Buyers commenced litigation and arbitration proceedings against one another. Claims include breaches of a lease and breaches of various other agreements between CTI and the Omniglow Buyers. These proceedings are known as Civil Action No. 06-706 in Superior Court of the Commonwealth of Massachusetts.

On December 19, 2008, while Civil Action 06-706 was still unresolved, we acquired CTI (the “Acquisition”). According to the Stock Purchase Agreement between the Former Owners and us, the Former Owners retained the responsibility for paying for all costs and liabilities associated with Civil Action No. 06-706.

On July 18, 2011, CTI received an Order for Entry of Final Judgment in Civil Action No. 06-706 in which the Court awarded approximately $2.6 million in damages to Omniglow, LLC. Prejudgment interest at the rate of twelve (12%) percent per annum since the filing of the complaint in 2006 will accrue on approximately $1.3 million of the damages. The Court also awarded Omniglow, LLC reimbursement of attorney fees and costs of approximately $235,000, on which interest at the rate of twelve (12%) percent per annum will accrue beginning with the date of the final ruling.

Although we will appeal the final judgment, we have recorded a contingent legal obligation in the full amount of the final ruling (approximately $3.6 million) on our consolidated balance sheet as of December 31, 2011. Since the Former Owners (i) retained the responsibility for paying the costs and liabilities associated with Civil Action No. 06-706 and (ii) are related parties under U.S. GAAP due to their ownership interest in us and their membership on our board of directors, we have recorded approximately $3.7 million, which includes the $3.6 million contingent legal obligation and other costs we have incurred while litigating Civil Action No. 06-706, as due from related party on our consolidated balance sheet as of December 31, 2011. We believe that the related party receivable is collectible. CTI has filed motions for reconsideration and amendment of findings. In addition, CTI has prepared and will file an appeal of the final decision with the Massachusetts appellate court.

Complaint Regarding Failure to Deliver Warrants

On February 27, 2012, Raviv Shefet filed a complaint (Docket No. 3:12-cv-30040) in the Springfield, Massachusetts Federal District Court, alleging that we failed to deliver common stock warrants to Shefet on a timely basis for services rendered by Shefet prior to April 2008. Shefet seeks damages in an amount to be proven at trial and such other relief as the court deems just and equitable. Shefet claims damages could be as much as $0.9 million. On February 27, 2012, we received a Notice of a lawsuit and request to waive service of a summons from Shefet’s attorney. We have accepted the notice and have 60 days to respond to the complaint. We intend to vigorously defend this complaint. No accrual has been recorded for this matter since the amount of loss, if any, cannot be reasonably estimated. We do not believe the outcome of this matter will have a material effect on our financial results.

Management Agreement with Board Member

On October 1, 2009, we entered into a Management Agreement with Selway Capital, LLC (“Selway”) that provides for (but is not limited to) the following services to be performed by Selway on our behalf:

•	Strategic development and implementation as well as consultation to our chief executive officer on a regular basis as per his reasonable requests;
•	Identifying strategic partners with companies with which Selway has relationships and access. In this connection, Selway will focus on building partnerships with companies in Israel, Singapore, India and Europe. The focus will be on the expansion of our munitions business;
•	Advise and support us on our investor relations strategy;
•	Advise and support our future fund raising, including identifying sources of capital in the United States; and
•	Support our mergers and acquisitions strategy and play an active role in our due diligence and analysis.

The management agreement stipulates that these services would be performed by Yaron Eitan, an employee of Selway and a member of our Board of Directors, with assistance, as needed, from other employees of Selway. The management agreement expires on October 1, 2012 and can be terminated by either us or Selway upon 30-days written notice or upon our default in payment or Selway’s failure to perform services under the management agreement. Under the management agreement, we indemnified Selway and Selway indemnified us against certain losses that could have been incurred while carrying out its obligations under the management agreement. Per the management agreement and subsequent amendments thereto, Selway’s compensation for these services is currently $11,667 per month. We also reimburse Selway for costs incurred specifically on our behalf for these services.

On July 29, 2010 we amended our management agreement (the “Amended Management Agreement”) with Selway. Pursuant to the Amended Management Agreement, (i) the compensation payable to Selway was reduced from $41,667 to $11,667 per month and (ii) we issued to Selway 45,000 shares of common stock in full satisfaction of all accrued and unpaid liabilities (including all management fees) owed to Selway pursuant to the management agreement through July 2010. Those 45,000 shares were issued in July 2010. There is no provision for an additional bonus in the Amended Management Agreement. Other terms and conditions of the management agreement remained unchanged.